FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT:  JULY 25, 2000
                       (Date of earliest event reported)


                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE                      1-225               39-0394230

   (State or other jurisdiction      (Commission File     (IRS Employer
      of incorporation)                Number)            Identification No.)


          P.O. BOX 619100, DALLAS, TEXAS                    75261-9100
     (Address of principal executive offices)               (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)



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Item 5. Other Events
--------------------

Attached hereto as Exhibit 99 is a press release issued by Kimberly-Clark Corporation in connection with its 2000 second quarter earnings.


                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KIMBERLY-CLARK CORPORATION


Date:  July 25, 2000                    By:  /s/ John W. Donehower
                                             ---------------------
                                                 John W. Donehower
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

(99) Press release issued by Kimberly-Clark Corporation in connection with its 2000 second quarter earnings.